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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 27, 2004

    (Exact Name of Registrant as       (Commission    (State or Other   (IRS Employer
Specified in its Charter and Address   File Number)   Jurisdiction of   Identification
 of Principal Executive Offices and                    Incorporation)        No.)
   Registrant's telephone number,
        including area code)

      CSX Transportation, Inc.           1-3359           Virginia        54-6000720
         500 Water Street
      Jacksonville, FL 32202
         (904) 359-3100

         CSX Corporation                 1-8022           Virginia        62-1051971
    500 Water Street, 15th Floor
      Jacksonville, FL 32202
         (904) 359-3200


                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On August 27, 2004, pursuant to the consummation of the transactions contemplated by that certain Distribution Agreement listed as Exhibit
        2.1 (the "Distribution Agreement") hereto with respect to certain debt and assets relating to Consolidated Rail Corporation ("Conrail") (such transactions hereinafter referred to collectively as the "Conrail Spin Off Transactions") and as described further in Item 2.01 below, CSX Transportation, Inc. ("CSXT") and its parent CSX Corporation ("CSX") entered into the following agreements:

        (i) AMENDMENT NO. 5 TO THE TRANSACTION AGREEMENT, dated as of August 27, 2004, by and among CSX, CSXT, Norfolk Southern Corporation ("NSC"), Norfolk Southern Railway Company ("NSR"), CRR Holdings LLC ("CRR Holdings"), Conrail Inc. ("CRR") and Conrail (such amendment listed as Exhibit 10.1 hereto and hereinafter referred to as "Amendment No. 5").

                Conrail is a wholly-owned subsidiary of CRR. CRR in turn is a wholly-owned subsidiary of Green Acquisition Corp. ("Green Corp.") which in turn is wholly-owned by CRR Holdings. CSX owns, through its wholly-owned subsidiaries CSX Rail Holding Corporation and CSX Northeast Holding Corporation, 42% of the economic interests of CRR Holdings and 50% of its voting interests. NSC directly owns 58% of the economic interests of CRR Holdings and 50% of its voting interests.

                CSX and NSC jointly acquired Conrail in May 1997 and through the Transaction Agreement entered into as of June 10, 1997 (the "Transaction Agreement"), reallocated Conrail's assets into three principal categories (i) assets allocated for the exclusive use and operation of and by CSX and its wholly-owned subsidiary, CSXT, were transferred to New York Central Lines LLC ("NYC"), a wholly-owned subsidiary of Conrail; (ii) assets allocated for the exclusive use and operation of and by NSC and its wholly-owned subsidiary, NSR, were transferred to Pennsylvania Lines LLC ("PRR"), a wholly-owned subsidiary of Conrail; and (iii) the remaining assets were designated as "Shared Assets Areas" to be operated by Conrail for the benefit of both CSX and NSC. The NYC and PRR properties were put under lease to CSXT and NSR, respectively, pursuant to various operating and lease agreements. From June 1, 1999 until August 27, 2004, CSXT and NSR paid operating fees to NYC and PRR for the use of their assets.

                As a consequence of the Conrail Spin Off Transactions, the assets and properties of NYC were consolidated into CSXT and the assets and properties of PRR were consolidated into NSR. Therefore, the prior arrangements contemplated by the Transaction Agreement whereby the NYC assets and the PRR assets were leased to CSXT and NSR, respectively, under various lease and operating agreements were


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                terminated or restructured as part of the Conrail Spin Off
                Transactions. The arrangements with respect to Conrail's Shared Assets Areas, however, remain in place.

                Amendment No. 5 therefore materially amends the Transaction Agreement in order to (A) amend or terminate those certain ancillary agreements entered into pursuant to the Transaction Agreement in order to effect the Conrail Spin Off Transactions;
                (B) reallocate certain operating fees, interest rentals and base rent in order to adjust for the distribution of the NYC and PRR assets to CSXT and NSR, respectively; and (C) effect agreements among CSX, CSXT, NSC and NSR relating to certain lines of railroad within the State of New Jersey or New York or the area within 25 miles of the City of Philadelphia, Pennsylvania in order to maintain the understandings set forth pursuant to the Transaction Agreement.

        (ii) TAX ALLOCATION AGREEMENT, dated as of August 27, 2004, by and among CSX, NSC, Green Corp., CRR, Conrail, NYC and PRR (such agreement listed as Exhibit 10.2 hereto and hereinafter referred to as the "Tax Allocation Agreement"). By operation of law as a result of the August 27, 2004 merger of NYC with and into NYC Newco, Inc. ("NYC Newco"), a wholly-owned subsidiary of CSXT, with NYC Newco as the surviving corporation, and the August 27, 2004 merger of NYC Newco with and into CSXT, with CSXT as the surviving corporation, CSXT is now a direct party to the Tax Allocation Agreement.

                For a description of the material relationships between CSX and CSXT and the other parties to the Tax Allocation Agreement, please see (i) above.

                The Tax Allocation Agreement governs the respective rights, responsibilities and obligations of NYC, PRR, Green Corp., CSX and NSC after the Conrail Spin Off Transactions with respect to tax liabilities, refunds, tax proceedings and other tax matters regarding income taxes, other taxes and related returns. The Tax Allocation Agreement also provides restrictions on CSX and NSC and any of their respective subsidiaries (including restrictions on share issuance, business combinations, and sales of assets and similar transactions) that are designed to preserve the tax-free nature of the Conrail Spin Off Transactions. In the event that a party to the Tax Allocation Agreement breaches its obligations thereunder, such party would be required to make an indemnity payment for the resulting taxes. The amount of any such indemnity payment could be material.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

(a) On August 27, 2004, pursuant to the Conrail Spin Off Transactions, CSXT terminated that certain Operating Agreement dated as of June 1, 1999 by and between NYC, as owner, and CSXT, as operator (originally filed as Exhibit 10.3 to CSX's and CSXT's Current Reports on Form 8-K filed with the Securities and

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

        Exchange Commission (the "Commission") on June 11, 1999). The termination was effected by that certain Operating Agreement Termination Agreement, dated as of August 27, 2004, between NYC and CSXT and listed as Exhibit 10.3 hereto. See Item 1.01(a)(i) for a brief description of the material circumstances surrounding the termination. No material penalties were incurred by CSX or CSXT as a result of the termination.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a) On August 27, 2004, as more fully described above, CSXT and CSX completed the restructuring of Conrail. As noted above, CSX and NSC have an indirect equity interest in Conrail of 42% and 58%, respectively, and voting interests of 50% each.

(b),(c) In connection with the restructuring of Conrail, effective as of August 27, 2004:

        (i) Conrail, through a series of transactions, caused the distribution to CSX of 99.9% of the then-outstanding common stock (the "NYC Shares") of NYC Newco, which at the time of the distribution wholly-owned NYC;

        (ii)    CSX thereafter contributed the NYC Shares to CSXT;

        (iii) NYC was then merged with and into NYC Newco, with NYC Newco as the surviving company; and

        (iv) As a final step, NYC Newco was then merged with and into CSXT, with CSXT as the surviving company, thereby consummating the consolidation of NYC's business, assets and operations within CSXT.

        As a result of the above transactions, CSXT became the direct owner, and CSX, though its wholly-owned subsidiary CSXT, became the indirect owner, of all of NYC's assets, which consist principally of former New York Central rail system lines, including specifically those lines named in
        Schedule 1 to the Transaction Agreement, and certain owned and unencumbered rolling stock of Conrail. Pursuant to operating and lease agreements, CSXT operated and managed NYC prior to the foregoing restructuring.

(d),(e) In connection with the foregoing restructuring of Conrail, NYC Newco, a wholly-owned subsidiary of CSXT prior to the restructuring, issued, and CSXT fully and unconditionally guaranteed, an aggregate of $227,171,000 in principal amount of its 9 3/4% unsecured notes due June 15, 2020 and an aggregate of $99,989,000 in principal amount of its 7 7/8% unsecured notes due May 15, 2043. The forgoing notes were delivered to Conrail, along with the NYC Shares, in partial consideration for Conrail's membership interest in NYC. Conrail exchanged these notes and cash for Conrail's unsecured debt securities as part of a registered exchange offer and related consent solicitation and distributed the NYC Shares to CSX as noted above. For further information regarding these exchanges, please

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        refer to CSXT's Current Report on Form 8-K filed with the Commission on
        August 24, 2004.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b) The required pro forma financial information for CSXT is incorporated herein by reference to the previously filed Exhibit 99.5 to Current Report on Form 8-K of CSXT filed on July 30, 2004 with the Commission. The required pro forma financial information for CSX is incorporated herein by reference to pages S-8 through S-13 of the previously filed Prospectus Supplement to the Registration Statement on Form S-3 (File No. 333-113637) filed pursuant to Rule 424(b)(5) on July 30, 2004 with the Commission.

(c)     Exhibits

Exhibit No.         Description
-----------         -----------

    2.1 Distribution Agreement, dated as of July 26, 2004, by and among CSX Corporation, CSX Transportation, Inc., CSX Rail Holding Corporation, CSX Northeast Holding Corporation, Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC, NYC Newco, Inc. and PRR Newco, Inc.

    10.1 Amendment No. 5 to the Transaction Agreement, dated as of August 27, 2004, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Conrail Inc. and Consolidated Rail Corporation

    10.2 Tax Allocation Agreement, dated as of August 27, 2004, by and among CSX Corporation, Norfolk Southern Corporation, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC and Pennsylvania Lines LLC

    10.3 Operating Agreement Termination Agreement, dated as of August 27, 2004, between New York Central Lines LLC and CSX Transportation, Inc.

    99.1 CSX Transportation, Inc., Consolidated Rail Corporation and Norfolk Southern Railway Company Joint Press Release, dated August 30, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CSX TRANSPORTATION, INC.
                                                     and
                                               CSX CORPORATION
                                                (Registrants)


                                     By:  /s/ Carolyn T. Sizemore
                                        ---------------------------------
                                        Name: Carolyn T. Sizemore
                                        Title: Vice President and Controller of
                                               CSX Transportation, Inc. and Vice
                                               President and Controller of CSX
                                               Corporation

Date:  September 2, 2004

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




                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

    2.1 Distribution Agreement, dated as of July 26, 2004, by and among CSX Corporation, CSX Transportation, Inc., CSX Rail Holding Corporation, CSX Northeast Holding Corporation, Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC, NYC Newco, Inc. and PRR Newco, Inc.

    10.1 Amendment No. 5 to the Transaction Agreement, dated as of August 27, 2004, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Conrail Inc. and Consolidated Rail Corporation

    10.2 Tax Allocation Agreement, dated as of August 27, 2004, by and among CSX Corporation, Norfolk Southern Corporation, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC and Pennsylvania Lines LLC

    10.3 Operating Agreement Termination Agreement, dated as of August 27, 2004, between New York Central Lines LLC and CSX Transportation, Inc.

    99.1 CSX Transportation, Inc., Consolidated Rail Corporation and Norfolk Southern Railway Company Joint Press Release, dated August 30, 2004.


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